UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2020

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE
Preferred shares – Series A	NBR.PRA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2020, in connection with the closing of its previously announced exchange transaction, Nabors Industries, Inc. (“Nabors Delaware”), a wholly-owned subsidiary of Nabors Industries Ltd. (the “Company” and, together with Nabors Delaware, “Nabors”), issued $175,575,000 aggregate principal amount of new 9.0% Senior Priority Guaranteed Notes due 2025 (the “Exchange Notes”) in exchange for $380,196,000 aggregate principal amount of (x) Nabors Delaware’s outstanding (i) 4.625% Senior Notes due 2021 (the “4.625% Notes”), (ii) 5.50% Senior Notes due 2023 (the “5.50% Notes”), (iii) 5.10% Senior Notes due 2023 (the “5.10% Notes”), (iv) 5.75% Senior Notes due 2025 (the “5.75% Notes”) and (v) 0.75% Senior Exchangeable Notes due 2024 (the “0.75% Notes” and, together with the 4.625% Notes, the 5.50% Notes, the 5.10% Notes and the 5.75% Notes, the “Existing Non-Guaranteed Notes”) and (y) the Company’s outstanding (i) 7.25% Senior Guaranteed Notes due 2026 (the “7.25% Notes”) and (ii) 7.50% Senior Guaranteed Notes due 2028 (the “7.50% Notes” and, together with the 7.25% Notes, the “Existing Guaranteed Notes”). The Exchange Notes are guaranteed by (i) the Company, (ii) each of the subsidiaries (the “Upper Tier Notes Guarantors”) of the Company that guarantee the Existing Guaranteed Notes and (iii) certain lower tier subsidiaries (the “Lower Tier Notes Guarantors”) of the Company that guarantee Nabors Delaware’s revolving credit facility and do not as of the date of the Exchange Indenture (as defined below) guarantee the Existing Guaranteed Notes (together with the Company and the Upper Tier Notes Guarantors, the “Guarantors”). The Exchange Notes were issued pursuant to an indenture dated December 1, 2020, among Nabors Delaware, the Guarantors and Wilmington Trust, National Association, as trustee (the “Exchange Indenture”). Nabors Delaware did not receive any cash proceeds from the issuance of the Exchange Notes.

The Exchange Notes bear interest at an annual rate of 9.0% and will mature on February 1, 2025.

The Exchange Indenture includes customary covenants, subject to significant exceptions, that limit the ability of the Company and its subsidiaries to, among other things, incur certain liens, enter into sale and leaseback transactions, incur debt in priority to the Exchange Notes and engage in certain asset transfers. In the event of a Change of Control Triggering Event (as defined in the Exchange Indenture) with respect to the Exchange Notes, the holders of the Exchange Notes may require Nabors Delaware to purchase all or a portion of their Exchange Notes at a purchase price equal to 101% of the principal amount of the Exchange Notes so purchased, plus accrued and unpaid interest, if any.

On or after December 1, 2021, Nabors Delaware may redeem the Exchange Notes, in whole or in part from time to time, at the redemption prices specified in the Exchange Indenture.

The Exchange Notes are senior unsecured obligations of Nabors Delaware and are effectively junior in right of payment to any of Nabors’ existing and future secured obligations, including obligations under Nabors Delaware’s revolving credit facility, to the extent of the value of the collateral securing such secured obligations thereunder. The Exchange Notes rank equally in right of payment with any of Nabors’ existing and future unsubordinated debt, including the 6.5% Senior Priority Guaranteed Notes previously issued by Nabors Delaware, except that the Exchange Notes are: (i) structurally senior to (1) the Existing Guaranteed Notes to the extent of the value of the assets of the Lower Tier Notes Guarantors, due to the fact that the Existing Guaranteed Notes do not benefit from guarantees from such Guarantors, and (2) the Existing Non-Guaranteed Notes to the extent of the value of the assets of the Upper Tier Notes Guarantors and the Lower Tier Notes Guarantors, due to the fact that the Existing Non-Guaranteed Notes do not benefit from guarantees from such Guarantors (ii) senior in right of payment to any future subordinated debt and other obligations that are expressly subordinated to the Exchange Notes, (iii) structurally subordinated to the obligations of creditors, including trade creditors, of Nabors’ subsidiaries that do not guarantee the Exchange Notes, and (iv) guaranteed on a senior unsecured basis by the Guarantors, except that the Guarantees of the Lower Tier Notes Guarantors are contractually subordinated in right of payment to guarantees by the Lower Tier Notes Guarantors of certain senior guaranteed debt (the “Senior Guaranteed Debt”), including obligations under its revolving credit facility, as a result of a subordination agreement.

The Guarantees of the Exchange Notes are (i) senior unsecured obligations of each Guarantor, other than the Guarantees of the Lower Tier Notes Guarantors, which are subordinate in right of payment to guarantees by the Lower Tier Notes Guarantors of Senior Guaranteed Debt, (ii) rank pari passu in right of payment with all existing and future senior obligations of the Guarantors (including the guarantees of the 6.5% Senior Priority Guaranteed Notes previously issued by Nabors Delaware) that are not subordinated in right of payment to the Guarantees, other than the Guarantees of the Lower Tier Notes Guarantors, which are subordinate in right of payment to guarantees by the Lower Tier Notes Guarantors of Senior Guaranteed Debt, (iii) senior in right of payment to all future obligations of the Guarantors that are expressly subordinated in right of payment of the Guarantees, (iv) effectively subordinated to all existing and future secured obligations of the Guarantors to the extent of the value of the property and assets securing such obligations, including secured obligations under Nabors Delaware’s revolving credit facility, and (v) structurally subordinated to any existing and future obligations of any of such Guarantor’s subsidiaries that are not Guarantors.

A copy of the Exchange Indenture is included in this Form 8-K as Exhibit 4.1 and incorporated herein by reference. The summary description of the Exchange Indenture in this report is qualified in its entirety by reference to Exhibit 4.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding the issuance of the Exchange Notes is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 1, 2020 by and among Nabors Industries, Inc., as Issuer, the guarantors party thereto, and Wilmington Trust, National Association, as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: December 4, 2020	By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary